Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of 2seventy bio, Inc. (the “Company”) for the quarter ended September 30, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, to his knowledge, that:

(1)the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 1, 2021            /s/ Nick Leschly________________
Nick Leschly
                        President and Chief Executive Officer
                        (Principal Executive Officer)

Dated: December 1, 2021            /s/ Chip Baird_______________
Chip Baird
                        Chief Financial Officer
                        (Principal Financial Officer and Principal Accounting Officer)